UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 15, 2004
                                                --------------------------------

                          GS Mortgage Securities Corp.
      (as depositor for the GSAMP Trust 2004-WF to be formed pursuant to a
         Trust Agreement, to be entered into relating to the GSAMP Trust
          2004-WF, Mortgage Pass-Through Certificates, Series 2004-WF)
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


Delaware                                333-117485               13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------

                                 Not applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On July 27, 2004, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of GSAMP Trust 2004-WF, Mortgage Pass-Through Certificates, Series 2004-WF (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

               99.1 Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAMP Trust 2004-WF, Mortgage Pass-Through Certificates, Series 2004-WF.

               99.2 Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAMP Trust 2004-WF, Mortgage Pass-Through Certificates, Series 2004-WF.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.



      October 19, 2004

                                   By:    /s/ Howard Altarescu
                                      ------------------------------------------
                                      Name:   Howard Altarescu
                                      Title:  Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.       Description                                   Electronic (E)
-----------       -----------                                   --------------

    99.1          Collateral Term Sheets prepared by Goldman,           E
                  Sachs & Co. in connection with certain
                  classes of GSAMP Trust 2004-WF, Mortgage
                  Pass-Through Certificates, Series 2004-WF.

    99.2          Collateral Term Sheets prepared by Goldman,           E
                  Sachs & Co. in connection with certain
                  classes of GSAMP Trust 2004-WF, Mortgage
                  Pass-Through Certificates, Series 2004-WF.